                                                                   Exhibit 10(H)

                       SIERRA PACIFIC RESOURCES OPERATING
                         COMPANIES FERC ELECTRIC TARIFF,
                           FIRST REVISED VOLUME NO. 1

                            SERVICE AGREEMENT NO. 95


                                                         Effective: July 1, 2001

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                         Service Agreement For Long-Term
                    Firm Point-To-Point Transmission Service

1.0  This Service Agreement, dated as of August 1, 2001, is entered into, by
                                         --------------
     and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider"), and Calpine Corporation ("Calpine") ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (1) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 Transmission Customer understands that Transmission Provider is experiencing high load growth and that Transmission Provider's obligation to serve Native Load Customers is projected to increase significantly in the future. For this reason, Transmission Customer understands that there may not be sufficient transmission capacity for Transmission Provider to continue to serve Transmission Customer at the expiration of the term of this Agreement. Accordingly, notwithstanding Section 2.2 of the Transmission Provider's Tariff, Transmission Customer's right to renew this Agreement at the expiration of the initial term is subject to a determination that there is adequate transmission capacity to continue to serve Transmission Customer in addition to Native Load Customers and other customers with a higher priority to transmission capacity. If adequate capacity is not available, Transmission Customer's right to renew this Agreement is subject to Sections 19-21 of the Transmission Provider's Tariff and also is subject to Transmission Customer's agreement to pay any costs of Network Upgrades that Transmission Provider is authorized to charge to Transmission Customer in accordance with Commission policy.

6.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

7.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

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8.0 If any event occurs that will materially affect the time for completion of new facilities or the ability to complete them, Transmission Provider shall promptly notify the Transmission Customer. A technical meeting between the Parties shall be held to evaluate the alternatives available. If the Transmission Provider and the Transmission Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of existing capability under the conditions of Part II of the Tariff, the obligation to provide the requested Firm Point-To-Point Transmission Service shall terminate and any deposit made by the Transmission Customer shall be returned with interest pursuant to Commission regulations 35.19a(a)(2)(iii). However, the Transmission Customer shall be responsible for all prudently incurred costs by the Transmission Provider through the time construction was suspended.

     Transmission Provider:
     ---------------------

          Executive Director, Transmission Services
          Sierra Pacific Power Company
          P.O. Box 10100
          Reno, Nevada 89520

     and/or

          Director, Regional Transmission
          Nevada Power Company
          P.O. Box 230
          Las Vegas, NV 89151

     Transmission Customer:
     ---------------------

          Calpine Corporation
          50 West San Fernando Street
          San Jose, CA  95133

9.0  The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

     Transmission Provider:
     ---------------------


 By:
     -----------------------    ----------------------    ----------------------
              Name                      Title                     Date

     Transmission Customer:
     ---------------------


 By:
     -----------------------    ----------------------    ----------------------
              Name                      Title                     Date

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                Specifications For Long-Term Firm Point-To-Point
                ------------------------------------------------
                              Transmission Service
                              --------------------

1.0  Term of Transaction: 25 Year(s)
                          ----------

     Start Date:  05-01-03
                  --------

     Termination Date:  04-30-28
                        --------

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

     500 MW from Crystal 500 kV Substation in Nevada Power Company's Control Area to Nevada Power's Uncongested Grid using the Contract Path Crystal 500 kV - Harry Allen 500 kV - NW 230 kV - NVP Uncongested Grid.

3.0     Point of Receipt                                       Delivering Party

     Crystal 500 kV Substation                               Calpine Corporation

4.0     Point of Delivery                                      Receiving Party

     Nevada Power's Control Area                             Loan Serving Entity

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 500 MW
                ------

6.0  Designation of party(ies) subject to reciprocal service obligation: None
                                                                         ----

7.0  Name(s) of any Intervening Systems providing transmission service: None
                                                                        ----

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

     8.1 Transmission Charge: $1.21/kW-mo.
                              ------------

     8.2  System Impact and/or Facilities Study Charge(s): Pending finalization,
                                                           ---------------------
          $30,000 deposit in place. Calpine will be responsible for the final
          -------------------------------------------------------------------
          actual costs.
          -------------

     8.3  Direct Assignment Facilities Charge: None under this TSA. However,
                                               -----------------------------
          Direct Assignment Facilities will be required to provide the
          ------------------------------------------------------------
          associated interconnection and are defined in the Interconnection &
          -------------------------------------------------------------------
          Operation Agreement.
          --------------------

     8.4  Ancillary Services Charges: As negotiated in the future or as defined
                                      -----------------------------------------
          in Interconnection and Operation Agreement.
          -------------------------------------------

     8.5. Power Factor Requirements: As defined in Interconnection and Operation
                                     -------------------------------------------
          Agreement.
          ----------

9.0 Transmission Customer must demonstrate to Transmission Provider, at least three (3) months in advance of taking service, that Transmission Customer has a contract to serve Nevada Power Control Area customers that Transmission Provider otherwise would be obligated to serve.

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                       SIERRA PACIFIC RESOURCES OPERATING
                         COMPANIES FERC ELECTRIC TARIFF,
                           FIRST REVISED VOLUME NO. 1

                            SERVICE AGREEMENT NO. 96

                                                         Effective: July 1, 2001

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No. 96
Open Access Transmission Tariff                                            ----

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                         Service Agreement For Long-Term
                    Firm Point-To-Point Transmission Service

1.0  This Service Agreement, dated as of August 1, 2001, is entered into,
                                         --------------
     by and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider"), and Calpine Corporation, (Calpine) ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (1) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 Transmission Customer understands that Transmission Provider is experiencing high load growth and that Transmission Provider's obligation to serve Native Load Customers is projected to increase significantly in the future. For this reason, Transmission Customer understands that there may not be sufficient transmission capacity for Transmission Provider to continue to serve Transmission Customer at the expiration of the term of this Agreement. Accordingly, notwithstanding Section 2.2 of the Transmission Provider's Tariff, Transmission Customer's right to renew this Agreement at the expiration of the initial term is subject to a determination that there is adequate transmission capacity to continue to serve Transmission Customer in addition to Native Load Customers and other customers with a higher priority to transmission capacity. If adequate capacity is not available, Transmission Customer's right to renew this Agreement is subject to Sections 19-21 of the Transmission Provider's Tariff and also is subject to Transmission Customer's agreement to pay any costs of Network Upgrades that Transmission Provider is authorized to charge to Transmission Customer in accordance with Commission policy.

6.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

7.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

--------------------------------------------------------------------------------

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                            ----

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8.0 If any event occurs that will materially affect the time for completion of new facilities or the ability to complete them, Transmission Provider shall promptly notify the Transmission Customer. A technical meeting between the Parties shall be held to evaluate the alternatives available. If the Transmission Provider and the Transmission Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of existing capability under the conditions of Part II of the Tariff, the obligation to provide the requested Firm Point-To-Point Transmission Service shall terminate and any deposit made by the Transmission Customer shall be returned with interest pursuant to Commission regulations 35.19a(a)(2)(iii). However, the Transmission Customer shall be responsible for all prudently incurred costs by the Transmission Provider through the time construction was suspended.

     Transmission Provider:
     ---------------------

          Executive Director, Transmission Services
          Sierra Pacific Power Company
          P.O. Box 10100
          Reno, Nevada 89520

     and/or

          Director, Regional Transmission
          Nevada Power Company
          P.O. Box 230
          Las Vegas, NV 89151

     Transmission Customer:
     ---------------------

          Calpine Corporation
          50 West San Fernando Street
          San Jose, CA 95133

9.0  The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

     Transmission Provider:
     ---------------------


 By:
     -----------------------    ----------------------    ----------------------
              Name                      Title                     Date

     Transmission Customer:
     ---------------------


 By:
     -----------------------    ----------------------    ----------------------
              Name                      Title                     Date

--------------------------------------------------------------------------------

Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                            -----

--------------------------------------------------------------------------------

                Specifications For Long-Term Firm Point-To-Point
                ------------------------------------------------
                              Transmission Service
                              --------------------

1.0  Term of Transaction: 25 Year(s)
                          ----------

     Start Date:  07-31-03
                  --------

     Termination Date:  07-30-28
                        --------

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

     400 MW from Crystal 500 kV Substation in Nevada Power Company's Control Area to Mead 230 kV Substation using the Contract Path Crystal 500 kV - Harry Allen 500 kV - Mead 500 kV - Mead 230 kV.

3.0     Point of Receipt                                      Delivering Party

     Crystal 500 kV Substation                               Calpine Corporation

4.0     Point of Delivery                                       Receiving Party

     Mead 230 kV Substation                                         Market

     Nevada Power will propose the addition of a Mead 500/230 kV transformer such that this contract path would allow for deliveries to Mead 230 kV. Nevada Power will work with the appropriate third party utilities to accomplish the interconnection. Any firm service that is offered by Nevada Power to Mead 230 kV using this contract path is contingent upon the successful completion of the transformer installation.

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 400 MW
                ------

6.0  Designation of party(ies) subject to reciprocal service obligation: None
                                                                         ----

7.0  Name(s) of any Intervening Systems providing transmission service: None
                                                                        ----

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Sierra Pacific Resources Operating Companies
FERC Electric Tariff
First Revised Volume No. 1                            Service Agreement No.
Open Access Transmission Tariff                                            -----

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8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

     8.1 Transmission Charge: $1.21/kW-mo.
                              ------------

     8.2  System Impact and/or Facilities Study Charge(s): Pending finalization,
                                                           ---------------------
          $30,000 deposit in place. Calpine will be responsible for the final
          -------------------------------------------------------------------
          actual costs.
          -------------

     8.3  Direct Assignment Facilities Charge: None under this TSA. However,
                                               -----------------------------
          Direct Assignment Facilities will be required to provide the
          ------------------------------------------------------------
          associated interconnection and are defined in the Interconnection &
          -------------------------------------------------------------------
          Operation Agreement.
          --------------------

     8.4  Ancillary Services Charges: As negotiated in the future or as defined
                                      -----------------------------------------
          in Interconnection and Operation Agreement.
          -------------------------------------------

     8.5. Power Factor Requirements: As defined in Interconnection and Operation
                                     -------------------------------------------
          Agreement.
          ----------

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